Commitments and contingent liabilities	12 Months Ended
Dec. 31, 2011
Commitments and contingent liabilities

Note 24—Commitments and contingent liabilities

In the normal course of business, various commitments and contingent liabilities are outstanding which are not reflected in the accompanying consolidated balance sheets.

Our significant trading and off-balance sheet risks are securities, foreign currency and interest rate risk management products, commercial lending commitments, letters of credit, securities lending indemnifications and support agreements. We assume these risks to reduce interest rate and foreign currency risks, to provide customers with the ability to meet credit and liquidity needs and to hedge foreign currency and interest rate risks. These items involve, to varying degrees, credit, foreign exchange, and interest rate risk not recognized in the balance sheet. Our off-balance sheet risks are managed and monitored in manners similar to those used for on-balance sheet risks. Significant industry concentrations related to credit exposure at Dec. 31, 2011 are disclosed in the Financial institutions portfolio exposure table and the Commercial portfolio exposure table below.

Financial institutions portfolio exposure (in billions)	Dec. 31, 2011
	Loans	Unfunded commitments	Total exposure
Banks	$6.3	$1.9	$8.2
Securities industry	3.8	2.6	6.4
Insurance	0.1	4.6	4.7
Asset managers	0.8	3.2	4.0
Government	-	1.6	1.6
Other	0.1	1.6	1.7
Total	$11.1	$15.5	$26.6

Commercial portfolio exposure (in billions)	Dec. 31, 2011
	Loans	Unfunded commitments	Total exposure
Manufacturing	$0.3	$5.7	$6.0
Energy and utilities	0.3	4.8	5.1
Services and other	0.5	4.5	5.0
Media and telecom	0.2	1.3	1.5
Total	$1.3	$16.3	$17.6

Major concentrations in securities lending are primarily to broker-dealers and are generally collateralized with cash. Securities lending transactions are discussed below.

The following table presents a summary of our off-balance sheet credit risks, net of participations.

Off-balance sheet credit risks	Dec. 31,
(in millions)	2011	2010
Lending commitments (a)	$28,406	$29,100
Standby letters of credit (b)	6,707	8,483
Commercial letters of credit	437	512
Securities lending indemnifications	268,812	278,069
Support agreements	63	116
(a)	Net of participations totaling $326 million at Dec. 31, 2011 and $423 million at Dec. 31, 2010.
(b)	Net of participations totaling $1.2 billion at Dec. 31, 2011 and $1.7 billion at Dec. 31, 2010 .

Included in lending commitments are facilities that provide liquidity for variable rate tax-exempt securities wrapped by monoline insurers. The credit approval for these facilities is based on an assessment of the underlying tax-exempt issuer and considers factors other than the financial strength of the monoline insurer.

The total potential loss on undrawn lending commitments, standby and commercial letters of credit, and securities lending indemnifications is equal to the total notional amount if drawn upon, which does not consider the value of any collateral.

Since many of the commitments are expected to expire without being drawn upon, the total amount does not necessarily represent future cash requirements. A summary of lending commitment maturities is as follows: $9.9 billion less than one year, $18.3 billion in one to five years and $0.2 billion over five years.

Standby letters of credit (“SBLC”) principally support corporate obligations. As shown in the off-balance sheet credit risks table, the maximum potential exposure of SBLCs was $6.7 billion at Dec. 31, 2011 and $8.5 billion at Dec. 31, 2010, and includes $485 million and $628 million that were collateralized with cash and securities at Dec. 31, 2011 and 2010, respectively. At Dec. 31, 2011, $2.2 billion of the SBLCs will expire within one year, $4.3 billion in one to five years and $0.2 billion over five years.

We must recognize, at the inception of standby letters of credit and foreign and other guarantees, a liability for the fair value of the obligation undertaken in issuing the guarantee. As required by ASC 460 – Guarantees, the fair value of the liability, which was recorded with a corresponding asset in other assets, was estimated as the present value of contractual customer fees.

The estimated liability for losses related to these commitments and SBLCs, if any, is included in the allowance for lending-related commitments. The allowance for lending-related commitments was $103 million at Dec. 31, 2011 and $73 million at Dec. 31, 2010.

Payment/performance risk of SBLCs is monitored using both historical performance and internal ratings criteria. BNY Mellon’s historical experience is that SBLCs typically expire without being funded. SBLCs below investment grade are monitored closely for payment/performance risk. The table below shows SBLCs by investment grade:

Standby letters of credit	Dec. 31,
	2011	2010
Investment grade	91%	89%
Noninvestment grade	9%	11%

A commercial letter of credit is normally a short-term instrument used to finance a commercial contract for the shipment of goods from a seller to a buyer. Although the commercial letter of credit is contingent upon the satisfaction of specified conditions, it represents a credit exposure if the buyer defaults on the underlying transaction. As a result, the total contractual amounts do not necessarily represent future cash requirements. Commercial letters of credit totaled $437 million at Dec. 31, 2011 compared with $512 million at Dec. 31, 2010.

A securities lending transaction is a fully collateralized transaction in which the owner of a security agrees to lend the security (typically through an agent, in our case, The Bank of New York Mellon), to a borrower, usually a broker-dealer or bank, on an open, overnight or term basis, under the terms of a prearranged contract, which normally matures in less than 90 days.

We typically lend securities with indemnification against borrower default. We generally require the borrower to provide cash collateral with a value of 102% of the fair value of the securities borrowed, which is monitored on a daily basis, thus reducing credit risk. Market risk can also arise in securities lending transactions. These risks are controlled through policies limiting the level of risk that can be undertaken. Securities lending transactions are generally entered into only with highly rated counterparties. Securities lending indemnifications were secured by collateral of $276 billion at Dec. 31, 2011 and $285 billion at Dec. 31, 2010. We recorded $183 million of fee revenue from securities lending transactions in 2011 compared with $150 million in 2010.

We expect many of these guarantees to expire without the need to advance any cash. The revenue associated with guarantees frequently depends on the credit rating of the obligor and the structure of the transaction, including collateral, if any.

At Dec. 31, 2011, our potential maximum exposure to support agreements was $63 million, after deducting the reserve, assuming the securities subject to these agreements being valued at zero and the NAV of the related funds declining below established thresholds. This compares with $116 million at Dec. 31, 2010.

Trust activities

As a result of the GIS acquisition, at Dec. 31, 2011, our clients maintained approximately $400 million of custody cash on deposit with other institutions. Revenue generated from these balances is included in other revenue on the income statement. These deposits are expected to transition to BNY Mellon by mid-2012.

Operating leases

Net rent expense for premises and equipment was $350 million in 2011, $314 million in 2010 and $327 million in 2009.

At Dec. 31, 2011, we were obligated under various noncancelable lease agreements, some of which provide for additional rents based upon real estate taxes, insurance and maintenance and for various renewal options. A summary of the future minimum rental commitments under noncancelable operating leases, net of related sublease revenue, is as follows: 2012—$318 million; 2013—$306 million; 2014—$249 million; and 2015—$205 million; 2016—$189 million; and 2017 through 2031—$798 million.

Indemnification Arrangements under Ordinary Course Contracts

We have provided standard representations for underwriting agreements, acquisition and divestiture agreements, sales of loans and commitments, and other similar types of arrangements and customary indemnification for claims and legal proceedings related to providing financial services that are not otherwise included above. Insurance has been purchased to mitigate certain of these risks. Generally, there are no stated or notional amounts included in these indemnifications and the contingencies triggering the obligation for indemnification are not expected to occur. Furthermore often counterparties to these transactions provide us with comparable indemnifications. We are unable to develop an estimate of the maximum payout under these indemnifications for several reasons. In addition to the lack of a stated or notional amount in a majority of such indemnifications, we are unable to predict the nature of events that would trigger indemnification or the level of indemnification for a certain event. We believe, however, that the possibility that we will have to make any material payments for these indemnifications is remote. At Dec. 31, 2011 and Dec. 31, 2010, we have not recorded any material liabilities under these arrangements.

Clearing and Settlement Exchanges

We are a minority equity investor in, and member of, several industry clearing or settlement exchanges through which foreign exchange, securities, or other transactions settle. Certain of these industry clearing or settlement exchanges require their members to guarantee their obligations and liabilities or to provide financial support in the event other members do not honor their obligations. We believe the likelihood that a clearing or settlement exchange (of which we are a member) would become insolvent is remote. Additionally, certain settlement exchanges have implemented loss allocation policies which enable the exchange to allocate settlement losses to the members of the exchange. It is not possible to quantify such mark-to-market loss until the loss occurs. In addition, any ancillary costs that occur as a result of any mark-to-market loss cannot be quantified. At Dec. 31, 2011 and Dec. 31, 2010, we have not recorded any material liabilities under these arrangements.

Legal proceedings

In the ordinary course of business, BNY Mellon and its subsidiaries are routinely named as defendants in or made parties to pending and potential legal actions and regulatory matters. Claims for significant monetary damages are often asserted in many of these legal actions, while claims for disgorgement, penalties and/or other remedial sanctions may be sought in regulatory matters. It is inherently difficult to predict the eventual outcomes of such matters given their complexity and the particular facts and circumstances at issue in each of these matters. However, on the basis of our current knowledge and understanding, we do not believe that judgments or settlements, if any, arising from these matters (either individually or in the aggregate, after giving effect to applicable reserves and insurance coverage), will have a material adverse effect on the consolidated financial position or liquidity of BNY Mellon, although they could have a material effect on net income in a given period.

In view of the inherent unpredictability of outcomes in litigation and regulatory matters, particularly where (i) the damages sought are substantial or indeterminate, (ii) the proceedings are in the early stages, or (iii) the matters involve novel legal theories or a large number of parties, as a matter of course there is considerable uncertainty surrounding the timing or ultimate resolution of litigation and regulatory matters, including a possible eventual loss, fine, penalty or business impact, if any, associated with each such matter. In accordance with applicable accounting guidance, BNY Mellon establishes reserves for litigation and regulatory matters when those matters proceed to a stage where they present loss contingencies that are both probable and reasonably estimable. In such cases, there may be a possible exposure to loss in excess of any amounts accrued. BNY Mellon will continue to monitor such matters for developments that could affect the amount of the reserve, and will adjust the reserve amount as appropriate. If the loss contingency in question is not both probable and reasonably estimable, BNY Mellon does not establish a reserve and the matter will continue to be monitored for any developments that would make the loss contingency both probable and reasonably estimable. BNY Mellon believes that its accruals for legal proceedings are appropriate and, in the aggregate, are not material to the consolidated financial position of BNY Mellon, although future accruals could have a material effect on net income in a given period.

For certain of those matters described herein for which a loss contingency may, in the future, be reasonably possible (whether in excess of a related accrued liability or where there is no accrued liability), BNY Mellon is currently unable to estimate a range of reasonably possible loss. For those matters where BNY Mellon is able to estimate a reasonably possible loss, exclusive of matters described in Note 13 of the Notes to Consolidated Financial Statements, subject to the accounting and reporting requirements of ASC 740 (FASB Interpretation 48), the aggregate range of such reasonably possible loss is up to $1.05 billion in excess of the accrued liability (if any) related to those matters.

The following describes certain judicial, regulatory and arbitration proceedings involving BNY Mellon:

Sentinel Matters

As previously disclosed, on Jan. 18, 2008, The Bank of New York Mellon filed a proof of claim in the Chapter 11 bankruptcy proceeding of Sentinel Management Group, Inc. (“Sentinel”) pending in federal court in the Northern District of Illinois, seeking to recover approximately $312 million loaned to Sentinel and secured by securities and cash in an account maintained by Sentinel at The Bank of New York Mellon. On March 3, 2008, the bankruptcy trustee filed an adversary complaint against The Bank of New York Mellon seeking to disallow The Bank of New York Mellon’s claim and seeking damages for allegedly aiding and abetting Sentinel insiders in misappropriating customer assets and improperly using those assets as collateral for the loan. In a decision dated Nov. 3, 2010, the court found for The Bank of New York Mellon and against the bankruptcy trustee, holding that The Bank of New York Mellon’s loan to Sentinel is valid, fully secured and not subject to equitable subordination. The bankruptcy trustee appealed this decision on Dec. 1, 2010.

As previously disclosed, in November 2009, the Division of Enforcement of the U.S. Commodities Futures Trading Commission (“CFTC”) indicated that it is considering a recommendation to the CFTC that it file a civil enforcement action against The Bank of New York Mellon for possible violations of the Commodity Exchange Act and CFTC regulations in connection with its relationship to Sentinel. The Bank of New York Mellon responded in writing to the CFTC on Jan. 29, 2010 and provided an explanation as to why an enforcement action is unwarranted.

Auction Rate Securities Matters

As previously disclosed, in April 2008, BNY Mellon notified the SEC that Mellon Financial Markets LLC (“MFM”) placed orders on behalf of certain issuers to purchase their own Auction Rate Securities (“ARS”). In approximately October 2008, the Texas State Securities Board, Florida Office of Financial Regulation and the New York State Attorney General (the “regulators”) began an investigation focused on whether and to what extent the issuers’ orders had the effect of reducing the clearing rate and preventing failed auctions. MFM reached a settlement with the regulators in December 2011 pursuant to which the regulators discontinued the investigation.

As previously disclosed, in February and April 2009, two institutional customers filed lawsuits in Texas state District Court for Dallas County, and California state Superior Court for Orange County, alleging misrepresentations and omissions in the sale of ARS. Two more institutional customers filed arbitration proceedings in December 2008 and May 2011. The Texas lawsuit was resolved and dismissed on April 8, 2011. The earlier-filed arbitration proceeding was dismissed on Aug. 1, 2011. The remaining disputes together seek rescission or damages relating to approximately $67 million of ARS, plus interest and attorneys’ fees.

Securities Lending Matters

As previously disclosed, BNY Mellon or its affiliates have been named as defendants in a number of lawsuits initiated by participants in BNY Mellon’s securities lending program, which is a part of BNY Mellon’s Investment Services business. The lawsuits were filed on various dates from December 2008 to 2011, and are currently pending in courts in Oklahoma, New York, Washington, California and South Carolina and in commercial court in London. The complaints assert contractual, statutory, and common law claims, including claims for negligence and breach of fiduciary duty. The plaintiffs allege losses in connection with the investment of securities lending collateral, including losses related to investments in Sigma Finance Inc., Lehman Brothers Holdings, Inc. and certain asset-backed securities, and seek damages as to those losses. Three of the pending cases seek to proceed as class actions.

Matters Relating To Bernard L. Madoff

As previously disclosed, on May 11, 2010, the New York State Attorney General commenced a civil lawsuit against Ivy Asset Management LLC (“Ivy”), a subsidiary of BNY Mellon that manages primarily funds-of-hedge-funds, and two of its former officers in New York state court. The lawsuit alleges that Ivy, in connection with its role as sub-advisor to investment managers whose clients invested with Madoff, did not disclose certain material facts about Madoff. The complaint seeks an accounting of compensation received from January 1997 to the present by the Ivy defendants in connection with the Madoff investments, and unspecified damages, including restitution, disgorgement, costs and attorneys’ fees.

As previously disclosed, on Oct. 21, 2010, the U.S. Department of Labor commenced a civil lawsuit against Ivy, two of its former officers, and others in federal court in the Southern District of New York. The lawsuit alleges that Ivy violated the Employee Retirement Income Security Act (“ERISA”) by failing to disclose certain material facts about Madoff to investment managers subadvised by Ivy whose clients included employee benefit plan investors. The complaint seeks disgorgement and damages. On Dec. 8, 2010, the Trustee overseeing the Madoff liquidation sued many of the same defendants in bankruptcy court in New York, seeking to avoid withdrawals from Madoff investments made by various funds-of-funds (including six funds-of-funds managed by Ivy).

As previously disclosed, Ivy or its affiliates have been named in a number of civil lawsuits filed beginning Jan. 27, 2009 relating to certain investment funds that allege losses due to the Madoff investments. Ivy acted as a sub-advisor to the investment managers of some of those funds. Plaintiffs assert various causes of action including securities and common-law fraud. Certain of the cases seek to proceed as class actions and/or to assert derivative claims on behalf of the funds. Most of the cases have been consolidated in two actions in federal court in the Southern District of New York, with certain cases filed in New York State Supreme Court for New York and Nassau counties.

Medical Capital Litigations

As previously disclosed, The Bank of New York Mellon has been named as a defendant in a number of class actions and non-class actions brought by numerous plaintiffs in connection with its role as indenture trustee for debt issued by affiliates of Medical Capital Corporation. The actions, filed in late 2009 and currently pending in federal court in the Central District of California, allege that The Bank of New York Mellon breached its fiduciary and contractual obligations to the holders of the underlying securities, and seek unspecified damages.

Foreign Exchange Matters

As previously disclosed, beginning in December 2009, government authorities have been conducting inquiries seeking information relating primarily to standing instruction foreign exchange transactions in connection with custody services BNY Mellon provides to public pension plans and certain other custody clients. BNY Mellon is cooperating with these inquiries.

In addition, in early 2011, as previously disclosed, the Virginia Attorney General’s Office and the Florida Attorney General’s Office each filed a Notice of Intervention in a qui tam lawsuit pending in its jurisdiction. These offices filed complaints superseding the qui tam lawsuits on Aug. 11, 2011. On Oct. 4, 2011, the New York Attorney General’s Office, the New York City Comptroller and various city pension and benefit funds filed a lawsuit whereby, among other things, the plaintiffs assert claims under the Martin Act and state and city false claims acts. Also, on Oct. 4, 2011, the United States Department of Justice (“DOJ”) filed a civil lawsuit seeking civil penalties under 12 U.S.C. Section 1833a and injunctive relief under 18 U.S.C. Section 1345 based on alleged ongoing violations of 18 U.S.C. Sections 1341 and 1343 (mail and wire fraud). On Jan. 17, 2012, the court approved a partial settlement resolving the DOJ’s claim for injunctive relief. In October 2011, several political subdivisions of the state of California intervened in a qui tam lawsuit pending in California state court, previously under seal, and, on Nov. 28, 2011, BNY Mellon removed the lawsuit to federal district court in California. On Oct. 26, 2011, the Massachusetts Securities Division filed an Administrative Complaint against BNY Mellon.

BNY Mellon has also been named as a defendant in several putative class action lawsuits filed on various dates in 2011 in federal district courts in Pennsylvania, California, and New York. The complaints, which assert varying claims, including breach of contract, and violations of ERISA, state and federal law, all allege that the prices BNY Mellon charged and reported for standing instruction foreign exchange transactions executed in connection with custody services provided by BNY Mellon were improper. In addition, BNY Mellon has been named as a nominal defendant in several derivative lawsuits filed on various dates in 2011 and 2012 in New York state court and federal district court in New York.

German Broker-Dealer Litigation

As previously disclosed, on various dates from 2004 to 2011, BNY Mellon subsidiary Pershing LLC (“Pershing”) was named as a defendant in more than 100 lawsuits filed in Germany by plaintiffs who are investors with accounts at German broker-dealers. The plaintiffs allege that Pershing, which had a contractual relationship with the broker-dealers through which the broker-dealers executed options transactions on behalf of the broker-dealers’ clients, should be held liable for the tortious acts of the broker-dealers. Plaintiffs seek to recover their investment losses, interest, and statutory attorney’s fees and costs. On March 9, 2010, the 11th Senate of the German Federal Supreme Court ruled in the plaintiff’s favor in one of these cases, and held Pershing liable for a German broker-dealer’s tortious acts. In subsequent cases, the Supreme Court continued to rule in the plaintiffs’ favor. In December 2011, Pershing settled the majority of the cases.

Lyondell Litigation

As previously disclosed, in an action filed in New York State Supreme Court for New York County, on Sept. 14, 2010, plaintiffs as holders of debt issued by Basell AF in 2005 allege that The Bank of New York Mellon, as indenture trustee, breached its contractual and fiduciary obligations by executing an intercreditor agreement in 2007 in connection with Basell’s acquisition of Lyondell Chemical Company. Plaintiffs are seeking damages for their alleged losses resulting from the execution of the 2007 intercreditor agreement that allowed the company to increase the amount of its senior debt.

Tax Litigation

As previously disclosed, on Aug. 17, 2009, BNY Mellon received a Statutory Notice of Deficiency disallowing tax benefits for the 2001 and 2002 tax years in connection with a 2001 transaction that involved the payment of U.K. corporate income taxes that were credited against BNY Mellon’s U.S. corporate income tax liability. On Nov. 10, 2009, BNY Mellon filed a petition with the U.S. Tax Court contesting the disallowance of the benefits. A trial is currently scheduled for April 16, 2012. The aggregate tax benefit for all six years in question is approximately $900 million, including interest. In the event BNY Mellon is unsuccessful in defending its position, the IRS has agreed not to assess underpayment penalties. See Note 13 of the Notes to Consolidated Financial Statements for additional information.

Mortgage-Securitization Trusts Proceeding

The Bank of New York Mellon as trustee is the petitioner in a legal proceeding filed in New York State Supreme Court, New York County on June 29, 2011, seeking approval of a proposed settlement involving Bank of America Corporation and bondholders in certain Countrywide residential mortgage-securitization trusts. The New York Attorney General has sought permission to intervene in this proceeding and to assert claims against BNY Mellon under the Martin Act and the Executive Law. On Aug. 26, 2011, an investor that had intervened in the state court proceeding removed this case to the United States District Court for the Southern District of New York. BNY Mellon sought to remand the case to state court and on Oct. 19, 2011, the District Court denied BNY Mellon’s motion. On Jan. 17, 2012, BNY Mellon filed its brief appealing the District Court’s decision to the Second Circuit Court of Appeals.